UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2016

INTERVAL LEISURE GROUP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34062	26-2590997
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6262 Sunset Drive Miami, Florida	33143
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 666-1861

(Former name or former address if changed since last
report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01                     Other Events.

On June 29, 2016, certain subsidiaries of Interval Leisure Group, Inc. (“ILG”), including subsidiaries acquired in connection with ILG’s acquisition of Vistana Signature Experiences, Inc. (“Vistana”) entered into a supplemental indenture (the “Supplemental Indenture”) which supplements the Indenture, dated as of April 10, 2015 (the “Indenture”) among Interval Acquisition Corp., the guarantors party thereto and HSBC Bank USA, National Association, as Trustee. Under the Supplemental Indenture, the signatory subsidiaries were added as parties to and guarantors under the Indenture.

The foregoing description of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the Supplemental Indenture, which is included in this Current Report on Form 8-K as Exhibit 4.1 and is incorporated herein by reference.

Item 9.01.                  Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
4.1	Supplemental Indenture, dated June 29, 2016 among Interval Acquisition corp., the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Interval Leisure Group, Inc.

Date: July 1, 2016

	By:	/s/ Jeanette E. Marbert
	Name:	Jeanette E. Marbert
	Title:	Executive Vice President and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Supplemental Indenture, dated June 29, 2016 among Interval Acquisition corp., the guarantors party thereto and HSBC Bank USA, National Association, as Trustee.